J.P. Morgan Global High Yield & Leveraged Finance Conference February 28, 2012 Exhibit 99.1

Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by
SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-
looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
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SunCoke Introduction
2011 Adjusted EBITDA
(1)
(excluding Corporate Segment)
(1)  For a definition of Adjusted EBITDA, please see the appendix.
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Largest independent producer of
metallurgical coke in the Americas
with nearly 50 years experience
~85% of Adjusted EBITDA
(1)
generated
by cokemaking business
– Secure, long-term take-or-pay
contracts with leading steelmakers
Metallurgical coal mining operations in
Virginia and West Virginia
– 2011 production of approximately
1.4 million tons
– High quality metallurgical coal
reserves; primarily mid-vol.
2011 Results:
•Revenue of $1.5 billion
•Adjusted EBITDA
(1)
of $140.5 million

5.9 million tons of capacity with
new Middletown, Ohio facility
– Six cokemaking facilities; five in
U.S. and one in Brazil
– More than doubled capacity
since 2005
Proven ability to permit, develop,
construct and start up new facilities
and work internationally
Industry leading environmental
signature:  U.S. EPA Maximum
Achievable Control Technology
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(Tons in thousands)
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0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2004 2005 2006 2007 2008 2009 2010 2011
Jewell Coke Indiana Harbor Haverhill I
Vitória Haverhill II Granite City
Middletown

$227
$141
2010 2011
2011 Overview
2011 Net Income
(1)
of $60.6 million, EPS of $0.87,
and Adjusted EBITDA
(2)
of $140.5 million
($ in millions)
(1) Attributable to shareholders
(2) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
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Adjusted EBITDA
(2)

Cash Flow Update
• Working capital change reflects
higher coal and coke inventory in
2011
• Expect to decline in
first half 2012
• Solid year end liquidity position
with $128 million cash balance
and undrawn revolver
• Intend to build liquidity near term
to support potential future
growth projects
• Expect 2012 free cash flow of
$50+ million, weighted to second
half 2012
(1) Free Cash Flow represents cash from operations less cash from investing less payments to minority interest. For a definition of Free Cash Flow and a reconciliation of Free Cash Flow, please see the appendix.
(2) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
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Summary Cash Flow
($ in millions, except where indicated)
Net Income $59 $146
Loss on firm purchase commitment 18 -
Depreciation, depletion, and amortization 58 48
Deferred income tax expense 24 15
Payments (in excess of) less than expense for retirement plans 6 (6)
Changes in working capital pertaining to operating activities (61) 91
Other (3) 2
Net cash provided by operations $101 $297
Capital Expenditures
Ongoing ($59) ($46)
Expansion (179) (170)
Proceeds from sale of assets - 2
Acquisition of business, net of cash received (38) -
Net cash used in investing activities ($276) ($214)
Proceeds from issuance of long-term debt/costs/repayments $707 $0
Contribution from parent - $1
Purchase of noncontrolling interest in Indiana Harbor facility (34) -
Distributions to noncontrolling interests in cokemaking operations (2) (21)
Increase (decrease) in advances/payable to/from affiliate (408) (25)
Repayment of notes payable assumed in acquisition (2) -
Net cash provided by (used in) financing activities $261 ($45)
Net increase in cash $87 $36
Cash balance at beginning of period $40 $3
Cash balance at end of period $128 $40
Free Cash Flow
(1)
($177) $62
For Year
Ended
December 31,
2011
For Year
Ended
December 31,
2010

SunCoke‘s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 30% turndown; higher turndown on temporary basis
High quality coke with cheaper coal blends
– Burn loss vs. by-product
Capital preservation and lower capacity cost per ton; particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product
"credits"
High Quality &
Reliable Coke
Supply
Turndown
Flexibility
Coal Flexibility
Capital
Efficiency
and Flexibility
Environmental /
Economic
Trade-offs
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SunCoke’s Heat Recovery Oven vs. By-Product Oven
SunCoke’s technology is the industry’s environmental standard and provides many advantages over the traditional cokemaking process
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SunCoke’s Contract Proposition
Plant Production and Environmental
Compliance
Permits and Approvals
Engineering, Procurement &
Construction
Capital Funding and Ownership
Reliable, High-Quality Coke Supply
Deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings
Operating Cost Component
(Pass-Through)
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Take-Or-Pay
Taxes and Transportation and Future
Environmental Costs (Pass-Through)
Coke fee
Energy fee
SunCoke
Energy
Typical Key Coke Sales
Agreement Provisions
What SunCoke Offers
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Focused Growth Strategy
Expand domestic coal production from current reserves and
improve efficiency of existing mines
We believe
SunCoke Energy
is uniquely
positioned for
continued
investment and
earnings
growth
Continue to grow our cokemaking businesses in the U.S. and
Canada; reserving portion of future capacity for market sales
Grow international footprint in key growth markets with
immediate focus on India
Growth Initiatives
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SunCoke's U.S. and Canada Market Position
North American Coke Imports
SunCoke believes it has the opportunity to displace higher cost coke imports
(Tons in millions)
Source: CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
(1)
5.4
3.6
5.6
1.3
2.5
2.4
2.8
2.3
2.6
2.8
3.6
–
1.0
2.0
3.0
4.0
5.0
6.0
2006 2007 2008 2009 2010 2011 2012E2013E 2014E 2015E2021E
SunCoke domestic coke sales volumes
SunCoke weighted-average domestic cokemaking capacity

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SunCoke's U.S. and Canada Market Position
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
(1) Chinese coke production costs net of by-product credits; does not include return on capital.
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SunCoke Domestic Coke pricing  is competitive versus Chinese imports in the event the 40% tariff on exports is reduced or removed

U.S. & Canada Coke Supply
SunCoke’s U.S. and Canada Market Position
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
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Integrated
Steel
Producers
60%
SunCoke
18%
DTE
5%
Other Merchant &
Foundry
7%
Imports
10%

SunCoke's U.S. and Canada Market Position
BF/BOF Crude Steel Production
and Blast Furnace Coke Demand
3
2
Aging battery
replacement
Demand growth with
market recovery
Expected demand
opportunity by
2015
5
Market Opportunity
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
million tons
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• We believe SunCoke is positioned to capture significant share of market opportunity
• Next U.S. coke plant size anticipated to be up to 1.1 million tons
• Near-term focus remains on obtaining permits; anticipated in second half of 2012
• Will defer seeking customer commitments until further progress on permits achieved in view of current economic outlook

India – Macro Outlook
Population growth
• 1.2 billion people today
• Projected 1.5 billion by 2030
• Growth equal to the entire U.S.
population
Urbanization
• Less than 50% urban population
• Vehicle production 3.6 MM (’11)
vs. 13 MM in NAFTA
• Lowest steel intensity of BRICs
Economic prosperity
• Economy expected to grow
6-8% per year
• Per capital income could triple
Per  Capita Crude Steel Use
(2010)
Kg/y
India 58
Brazil 147
United States 292
China 445
World Avg. 221
Source: World Steel Association, 2011.
Source:  Census.gov, United States Census Bureau - International Data Base, CIA World Factbook.
Significant Expected GDP Growth
Source: CIA World Factbook.
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15 India Opportunity for SunCoke J.P. Morgan Global High Yield & Leveraged Finance Conference

Why is China Important?
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
Rest of
World
48%
China
45%
      U.S. & Canada
2011E World Steel Production
Rest of
World
35%
China
62%
U.S. &
Canada
2011E World Coke Production
7%
3%
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•
Chinese steel market represents 45% of
world production
•
Steel market expected to grow
46% over the next 10 years producing
an incremental 300+ million tons (more
than 2x entire U.S. market)
•
Integrated steelmaking comprises
90% of production, driving China to
represent 62% of the world coke
market
•
China’s coke demand expected to grow
approximately 160 million tons in the
next 10 years (equivalent to nearly
7 U.S. markets)
•
Chinese government has targeted
closure of nearly 40 million tons of
older/inefficient coke capacity
Source: CRU, The Annual Outlook for Metallurgical Coke
2011;
Companyestimates.
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.

Coal Expansion
0.35 million tons expected
surface mining
1.15 million tons
expected production from Jewell
underground mines
0.30 million tons HKCC acquisition
Projected 2012 Coal Production Planned Growth Current Operations
Underground
Mining
Surface
Mining
Selective
Reserve
Additions
Projected 1.80 million tons in 2012
(A projected increase of
approximately 0.4 million
tons from 2011 )
+
+
=
106 million tons of proven and
probable reserves
Reserve life of 50+ years
Near term focus on increasing
productivity at existing mines;
will defer opening new mines
until 2013
Currently limited to highwall
mining at HKCC
Signed agreement to extract
additional surface tons
– Expect 1.2 million tons over
3 years beginning in 2012
Acquired Harold Keene Coal
Companies (HKCC) in  January
2011
Open to opportunistic
additions of coal reserves
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2012 Priorities
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•
Execute the ramp up of Middletown; expect to reach full
production levels in Q2 2012
•
Achieve targeted coke production volumes of 4.0 to
4.2 million tons
•
Continue permitting work for potential new U.S. plant in
anticipation of a market recovery
•
Implement India entry strategy
•
Drive improved productivity at existing mines; mining a
projected 1.8 million tons and positioning segment for future expansion

Coal Expansion
Coal prices offer attractive growth and
return on capital in our coal mining business
SunCoke’s Mid-Vol. Coal
Contract Prices
$130
$165
2010 2011 2012E
$170 - $190
2012
Estimates
MV
(2)
HV Thermal Total
Sales Tons (1)
1,550k 150k 150k 1,850k
% Committed
88% 27% 40% 79%
Price of
Committed
Tons (per ton)
$177 $130 $81 $171
Estimated Price Range of Uncommitted Tons (per ton)
High $170 $120 $80
Low $150 $100 $60
(1)
Includes approximately 50k of purchased coal.
(2)
Includes approximately 200k of 2011 carryover tonnage at $165.
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($ per ton)

$141
$74 - $84
$25 - $40
$10 - $15
2011
Adj. EBITDA
Coke Coal Mining Corporate
and Other
2012E
Adj. EBITDA
$250 - $280 $250 - $280
2012 Adjusted EBITDA (1) Outlook
Estimated 2012 Adjusted EBITDA (1) projected to increase by $109 million to $139 million over 2011;
expect  80% - 85%  of 2012 Adjusted EBITDA (1, 2) to be generated by cokemaking business
($ in millions)
(1) For a definition of Adjusted EBITDA, please see the appendix.
(2) Excluding corporate costs.
• Middletown
• Indiana Harbor
improvement
• Higher prices and
volumes
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2012 Outlook Summary
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
Capital Expenditures
& Investments
Approximately $150 million
Free Cash Flow
(2)
$50 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million - $35 million
Coke Production 4.0 - 4.2 million tons
Coal Production Approximately 1.8 million tons
EPS (at 22% tax rate) $1.30 - $1.65
(1) For a definition of Adjusted EBITDA, please see the appendix
(2) For a definition of Free Cash Flow, please see the appendix
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Leverage Ratios
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$ in millions
2011
Estimated
2012
(1)
Total Debt $726 $723
Total Debt / Adj. EBITDA
(2)
5.1x 2.7x
Net Debt
(3)
$598 $545
Net Debt / Adj. EBITDA
(2)
4.2x 2.1x
(1) Estimated 2012 ratios using mid-point of estimated 2012 Adjusted EBITDA guidance range of $250 million to $280 million.
(2) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
(3) Net Debt represents Total Debt less cash balances. Net Debt as of 12/31/2011 was calculated using Total Debt of $726 million less 12/31/2011 cash balances of $128 million.  Estimated 2012 Net Debt was calculated by subtracting estimated 2012 Total Debt of $723 million less the sum of our 12/31/2011 cash balances plus our projected 2012 free cash flow of $50 million. Net Debt provides a perspective on the company’s overall debt position.
Key Leverage Ratios

23 J.P. Morgan Global High Yield & Leveraged Finance Conference Strategy for Shareholder Value Creation

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.
EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Definitions
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29 EBITDA Reconciliation, $MM For The Year Ended 2010 J.P. Morgan Global High Yield & Leveraged Finance Conference